Subsequent Event	6 Months Ended
Feb. 28, 2021
Subsequent Event [Abstract]
Subsequent Event

18. SUBSEQUENT EVENT

On March 15, 2021, the Company announced that it had entered into an arrangement agreement (the “Arrangement Agreement”) with Rogers Communications Inc. (“Rogers”), under which Rogers will acquire all of Shaw’s issued and outstanding Class A Participating Shares (“Class A Shares”) and Class B Shares in a transaction valued at approximately $26 billion, inclusive of approximately $6 billion of Shaw debt (the “Transaction”). Holders of Shaw Class A Shares and Class B Shares (other than the Shaw Family Living Trust, the controlling shareholder of Shaw, and related persons (collectively the “Shaw Family Shareholders”)) will receive $40.50 per share in cash. The Shaw Family Shareholders will receive 60% of the consideration for their shares in the form of Class B Non-Voting Shares of Rogers (the “Rogers Shares”) on the basis of the volume-weighted average trading price for the Rogers Shares for the 10 trading days ending March 12, 2021, and the balance in cash. The Transaction is subject to the approval of shareholders as well as other customary closing conditions including court and stock exchange approval and approvals from Canadian regulators. In connection with the announcement of the Transaction on March 15, 2021, the Company suspended share buybacks under its normal course issuer bid (NCIB) program. Subject to receipt of all required approvals, the Transaction is expected to close in the first half of 2022.

Under the terms of the Arrangement Agreement, Rogers has the right to cause the Company to redeem its outstanding preferred shares on June 30, 2021 in accordance with their terms by providing written notice to Shaw. As of the date of these financial statements, Rogers has not exercised this right.